UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.          )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [   ]

Check the appropriate box:

[   ] Preliminary Proxy Statement
[   ] Confidential, for use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[   ]Definitive Proxy Statement
[X]Definitive Additional Materials
[   ]Soliciting Material Pursuant to §240.14a-12

Madison/Claymore Covered Call & Equity Strategy Fund

(Name of Registrant As Specified in its Charter)

Payment of Filing Fee (Check the appropriate box):

[ X]     No Fee Required
[    ]Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
[    ]Fee paid previously with preliminary materials.
[    ]     Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

 Shareholder Services

Shareholder Name
Address 1
Address 2
Address 3

November 8, 2012

IMPORTANT NOTICE

Re: MADISON/CLAYMORE COVERED CALL & EQUITY STRATEGY FUND

Dear Shareholder:

We have been trying to get in touch with you regarding a very important matter pertaining to your investment in Madison/Claymore Covered Call & Equity Strategy Fund. This matter pertains to an important operating initiative for the Fund which requires your response.

It is very important that we speak to you regarding this matter.  The call will only take a few moments of your time and there is no confidential information required.

Please contact us toll-free at 1-800-399-1581 extension 7788 between 9:00 a.m. and 10:00 p.m. Eastern time Monday through Friday.  At the time of the call please reference the number listed below.

Thank you.

Sincerely,

Frederick M. Bonnell
Managing Director, Shareholder Services
ID NUMBER:    1234567

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